SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2003

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                                            76-0364866
----------------------------------------               ------------------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

1300 West Sam Houston Parkway South, Suite 300 Houston, Texas           77042
-------------------------------------------------------------        -----------
           (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000

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Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibits                 Description of Exhibits
--------                 -----------------------

  99.1 Registrant's press release dated October 30, 2003 announcing earnings for the third quarter 2003 and nine months ended September 30, 2003.*
*Furnished herewith.


Item 12.          Results of Operations and Financial Condition.

On October 30, 2003, U.S. Physical Therapy, Inc. reported its results for the third quarter 2003 and nine months ended September 30, 2003. The earnings release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          U.S. PHYSICAL THERAPY, INC.


Dated: October 30, 2003                   By:  /s/ Larry McAfee
                                             -------------------------------
                                          Name: Larry McAfee
                                          Title:  Chief Financial Officer








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EXHIBIT              DESCRIPTION OF EXHIBIT
-------             -----------------------

  99.1 Registrant's press release dated October 30, 2003 announcing earnings for the third quarter 2003 and nine months ended September 30, 2003.*
*Furnished herewith.